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                             SunAmerica Equity Funds

               Supplement to the Prospectus dated January 27, 2005

     At a meeting of the Board of Trustees, the Board considered and approved changing the principal investment technique of the SunAmerica Balanced Assets Fund (the "Fund"). Under the section entitled "What are the Funds' investment goals, strategies and techniques?" on page 2 of the Prospectus, the principal investment technique of the Fund is replaced in its entirety with the following:

     "Active trading partly in equity securities that demonstrate the potential for capital appreciation issued by companies with market capitalization of over $1.5 billion, and partly in investment-grade fixed income securities."

Under the Section entitled "More information About the Funds" on page 36 of the Prospectus, the portion of the chart relating to the SunAmerica Balanced Assets Fund, entitled "What are the Fund's other significant (non-principal) investments?" is replaced in its entirety with the following:

What are the Fund's other significant                Small-Cap Stocks
(non-principal) investments?                         Foreign Securities
                                                     Junk Bonds (up to 20%)

Dated: March 17, 2005